UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 13, 2016 (October 13, 2016)

Date of Report (Date of earliest event reported)

HCP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

1920 Main Street

Suite 1200

Irvine, California 92614

(Address of principal executive offices) (Zip Code)

(949) 407-0700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On October 13, 2016, HCP Inc. (“HCP”) issued a press release announcing that its Board of Directors has approved HCP’s previously announced spin-off (the “Spin-Off”) of Quality Care Properties, Inc. (“QCP”), subject to certain conditions, and set October 24, 2016, as the record date for the distribution.  HCP’s stockholders at the close of business on the record date will be entitled to receive shares of QCP common stock in the Spin-Off, which HCP expects to occur on or about October 31, 2016, the distribution date.  Each HCP stockholder will receive one share of QCP common stock for every five shares of HCP common stock held on the record date.  HCP stockholders will receive cash in lieu of fractional QCP shares in the Spin-Off.  No action is required by HCP stockholders to receive their QCP shares.  A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

Cautionary Statement Regarding Forward Looking Statements

Statements in this Current Report on Form 8-K regarding the Spin-Off, including the expected distribution date and other transaction dates, the future performance of QCP and all other statements that are not historical factual statements, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  HCP and QCP may not complete the Spin-Off, and there are a number of risks and uncertainties that could cause actual results of HCP and QCP to differ materially from the forward-looking statements made or implied herein.  You should not place undue reliance on any such forward-looking statements.  These forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, assumptions and other factors — many of which are out of HCP’s and QCP’s control and difficult to forecast — that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements.  These risks and uncertainties include, with respect to both HCP and QCP, among other things, the risks and uncertainties described under the heading “Risk Factors” in QCP’s registration statement and other risks and uncertainties described from time to time in HCP’s and QCP’s respective filings with the Securities and Exchange Commission.  Any forward-looking statements speak only as of the date on which such statements are first made.  HCP assumes no, and hereby disclaim any, obligation to update any of the foregoing or any other forward-looking statements as a result of new information or new or future developments, except as otherwise required by law.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.  The following exhibit is being filed herewith:

No.	Description
99.1	Press Release, dated October 13, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2016

HCP, Inc.

	By:	/s/ TROY E. MCHENRY
		Name:	Troy E. McHenry
		Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

99.1	Press Release, dated October 13, 2016